Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
Acquisitions

Zipcar

In March 2013, the Company completed the acquisition of the entire issued share capital of Zipcar, a leading car sharing company, for $473 million, net of acquired cash. The acquisition increased the Company’s growth potential and its ability to better serve a greater variety of customer transportation needs.

The excess of the purchase price over fair value of net assets acquired was allocated to goodwill, which was assigned to the Company’s North America segment. The goodwill is not expected to be deductible for tax purposes. The fair values of certain tangible assets and liabilities acquired, identifiable intangible assets, income and non-income based taxes, and residual goodwill are not yet finalized and subject to change. In connection with this acquisition, $188 million was recorded in identifiable intangible assets (consisting of $112 million related to trademarks and $76 million related to customer relationships) and $269 million was recorded in goodwill. The trademark assets are indefinite-lived and the customer relationship intangibles will be amortized over an estimated life of 8 years.

Brazilian licensee

In August 2013, the Company acquired a 50% ownership stake in its Brazilian licensee for $53 million. Approximately $47 million of the total consideration was paid in 2013 and the remainder is expected to be paid by the end of first quarter 2014. The Company’s investment significantly increases its presence in the Brazilian car rental market.

The Company’s investment in its Brazilian licensee was recorded as an equity investment within Other non-current assets, and the Company’s share of the Brazilian licensee’s operating results is reported within Operating expenses. In conjunction with the acquisition, the Company agreed to the payment of contingent consideration of up to $13 million based on the Brazilian licensee’s future financial performance. The fair value of the contingent consideration was estimated by utilizing a Monte Carlo simulation technique, based on a range of possible future results, and no value was attributed to the contingent consideration at the acquisition date or at December 31, 2013. The Company’s investment, which is recorded in its International segment, totaled approximately $17 million at December 31, 2013, net of an impairment charge of $33 million ($33 million, net of tax). The impairment charge was recorded at the time of the investment based on a combination of observable and unobservable fair value inputs (Level 3), specifically a combination of the Income approach‐discounted cash flow method and the Market approach-public company market multiple method.

Payless Car Rental

In July 2013, the Company completed the acquisition of Payless for $46 million, net of acquired cash. The acquisition provides the Company with a position in the deep-value segment of the car rental industry. The excess of the purchase price over preliminary fair value of net assets acquired was allocated to goodwill, which was assigned to the Company’s North America segment. The goodwill is not expected to be deductible for tax purposes. The fair value of the assets acquired and liabilities assumed has not yet been finalized and is therefore subject to change. In connection with this acquisition, $23 million was recorded in identifiable intangible assets (consisting of $16 million related to trademarks and $7 million related to license agreements) and $27 million was recorded in goodwill. The trademark assets are indefinite-lived and the license agreements will be amortized over an estimated life of 15 years.
Apex Car Rentals
In October 2012, the Company completed the acquisition of the assets of Apex, a leading deep-value car rental company in New Zealand and Australia, operating a fleet of approximately 4,000 rental vehicles. In conjunction with the acquisition, the Company paid $63 million in cash (including the acquisition of fleet) and agreed to the payment of contingent consideration with an estimated acquisition date fair value of $9 million. The contingent consideration consists of a maximum of $26 million in additional payments that are contingent on the future financial performance of Apex. The fair value of the contingent consideration at the acquisition date, and at December 31, 2013, was estimated by utilizing a Monte Carlo simulation technique, based on a range of possible future results. Any changes in contingent consideration are recorded in Transaction-related costs. The amount recognized for contingent consideration was $12 million at December 31, 2013. In connection with this acquisition, $21 million was recorded in trademarks and $16 million was recorded in goodwill, which were allocated to the Company’s International segment. The goodwill is not expected to be deductible for tax purposes.
Avis Europe
In October 2011, the Company completed the acquisition of the entire issued share capital of Avis Europe for $976 million and subsequently repaid $649 million of assumed Avis Europe indebtedness. Avis Europe provides vehicle rental and ancillary products and services in Europe, the Middle East, Africa and Asia. The acquisition reunited the global operation of the Avis and Budget brands under one corporate umbrella.
The Company recorded a $117 million net, non-cash charge, within transaction-related costs, related to the reacquired unfavorable license rights that provided Avis Europe with royalty-free license rights within certain territories. This net charge reflects the difference, as of the acquisition date, between the fair value of the license rights and their contractual value. The Company used a relief from royalty rate analysis to determine the fair value. This valuation considered, but was not limited to, (i) the contracted royalty rates, (ii) the market royalty rate and (iii) the term of the license contracts.
The excess of the purchase price over fair value of net assets acquired was allocated to goodwill, which was assigned to the Company’s International segment. The goodwill is not expected to be deductible for tax purposes. The fair value of the assets acquired and liabilities assumed, as set forth in the table below, reflects various fair value estimates and analyses, including work performed by third-party valuation specialists. The following summarizes the allocation of the purchase price of Avis Europe:

Cash	$136
Receivables	245
Other current assets	213
Property and equipment	91
Deferred income taxes	27
Other intangibles	254
Other non-current assets	31
Vehicles	1,706
Receivables from vehicle manufacturers and other	282
Total identifiable assets acquired	2,985

Accounts payable and other current liabilities	(552)
Debt	(763)
Other non-current liabilities	(322)
Liabilities under vehicles program - debt	(779)
Total liabilities assumed	(2,416)

Net assets acquired	569
Goodwill	290
Non-cash charge related to the reacquired unfavorable license rights	117
Total	$976
Other intangibles consisted primarily of $188 million related to license agreements and $66 million related to customer relationships. These license agreements are amortized over a weighted-average life of approximately 20 years. Customer relationships are amortized over a weighted-average life of approximately 12 years.
Avis Europe contributed net revenues of $359 million and a net loss of $223 million, including $213 million of transaction-related costs, net of tax to the Company’s results from October 2011 through December 2011. The net loss was primarily due to a non-cash charge, recorded at the time of the acquisition, related to the unfavorable license rights reacquired by the Company. The following unaudited pro forma summary presents the Company’s consolidated information as if Avis Europe had been acquired on January 1, 2011. These amounts were calculated after conversion of Avis Europe’s results into U.S. dollars, applying adjustments to align the financial information with GAAP and the Company’s accounting policies. In addition, adjustments were made to reflect the impact to amortization expense and related income tax expense for fair value adjustments and revised useful lives assigned to intangible assets as if Avis Europe had been acquired on January 1, 2011.

(unaudited) Pro Forma Summary for the Year Ended December 31,
2011
Net revenues	$7,259
Net income	22
Earnings per share – Diluted	0.17